Exhibit 99.3

ABBOTT LABORATORIES

ACTIONS OF THE AUTHORIZED OFFICERS

Pursuant to the authority granted by the Board of Directors of Abbott Laboratories      (the “Corporation”) in its February 16 and 17, 2006 resolutions, the undersigned agree as follows:

1.             The Corporation shall issue $500,000,000 aggregate principal amount of 5.375% Notes due 2009 (the “2009 Notes”), $1,500,000,000 aggregate principal amount of 5.600% Notes due 2011 (the “2011 Notes”) and $2,000,000,000 aggregate principal amount of 5.875% Notes due 2016 (the “2016 Notes” and, together with the 2009 Notes and the 2011 Notes, the “Notes”).

2.             The Corporation shall issue and sell the Notes to ABN AMRO Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and the additional underwriters as set forth in Schedule I to the Pricing Agreement (as defined below) (collectively, the “Underwriters”) pursuant to an Underwriting Agreement dated May 9, 2006, and a Pricing Agreement dated May 9, 2006 (the “Pricing Agreement”), between the Corporation and the Underwriters, upon the terms and conditions set forth therein, to be issued under and in accordance with an Indenture, dated as of February 9, 2001, as supplemented by the Supplemental Indenture, dated February 27, 2006, between the Corporation and J.P. Morgan Trust Company, National Association, successor in interest to Bank One Trust Company, N.A., as Trustee (the “Trustee”), relating to the Notes and other obligations (the “Indenture”).

3.             In addition to the other terms provided in the Indenture with respect to securities issued thereunder, all as more particularly described in the Pricing Agreement, the Prospectus and the Prospectus Supplement relating to the Notes and the forms of Notes referred to below, the Notes shall contain the following terms:

(a)           The 2009 Notes shall be entitled “5.375% Notes due 2009,” the 2011 Notes shall be entitled “5.600% Notes due 2011,” and the 2016 Notes shall be entitled “5.875% Notes due 2016”;

(b)           The 2009 Notes shall initially be limited in aggregate principal amount to $500,000,000, the 2011 Notes shall initially be limited in aggregate principal amount to $1,500,000,000 and the 2016 Notes shall initially be limited in aggregate principal amount to $2,000,000,000. The Company may from time to time, without notice to or the consent of the holders of the Notes, issue additional series of securities under the Indenture or additional Notes of a series of Notes.

(c)           Interest shall be payable to the persons in whose names the 2009 Notes, the 2011 Notes and the 2016 Notes are registered at the close of business on the applicable Regular Record Date (as defined below);

(d)           The principal of the 2009 Notes is payable on May 15, 2009, the principal of the 2011 Notes is payable on May 15, 2011 and the principal of the 2016 Notes is payable on May 15, 2016;

(e)           The 2009 Notes shall bear interest at the rate of 5.375% per annum beginning May 12, 2006. The 2011 Notes shall bear interest at the rate of 5.600% per annum, beginning May 12, 2006. The 2016 Notes shall bear interest at the rate of 5.875% per annum, beginning May 12, 2006. Interest on the 2009 Notes, the 2011 Notes and the 2016 Notes will be payable semiannually on May 15 and November 15 of each year (each an “Interest Payment Date”), commencing on November 15, 2006. Interest shall be paid to persons in whose names the 2009 Notes, the 2011 Notes and the 2016 Notes are registered on the May 1 or November 1 preceding the Interest Payment Date (each a “Regular Record Date”);

(f)            Payment of the principal of, and any premium and interest on, the 2009 Notes, the 2011 Notes and the 2016 Notes will be made at the office or agency of the Corporation maintained for that purpose in Chicago, Illinois;

(g)           The 2009 Notes, the 2011 Notes and the 2016 Notes may be redeemed at any time at Abbott’s option, in whole or from time to time in part, at a redemption price equal to the sum of (1) the greater of (y) 100% of the principal amount of the Notes being redeemed or (z) the sum of the present values of the remaining scheduled payments of principal and interests on the Notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield (as such term is defined in the Prospectus Supplement) plus 10 basis points, in the case of the 2009 Notes, 12.5 basis points, in the case of the 2011 Notes, and 15 basis points, in the case of the 2016 Notes and (2) in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the Notes being redeemed;

(h)           The 2009 Notes, the 2011 Notes and the 2016 Notes shall not provide for any sinking fund;

(i)            The 2009 Notes, the 2011 Notes and the 2016 Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof;

(j)            The payment of the principal of, and any premium and interest on, the 2009 Notes, the 2011 Notes and the 2016 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts;

(k)           The payment of principal of, and any premium and interest on, the 2009 Notes, the 2011 Notes and the 2016 Notes shall not be determined with reference to an index or formula;

(l)            There shall be no optional currency or currency unit in which the payment of principal of, and any premium and interest on, the 2009 Notes, the 2011 Notes and the 2016 Notes shall be payable;

(m)          Both Section 13.2 and 13.3 of the Indenture shall apply to the 2009 Notes, the 2011 Notes and the 2016 Notes;

(n)           The 2009 Notes, the 2011 Notes and the 2016 Notes shall be in the form of Book-Entry Securities as set forth in the Indenture;

(o)           The principal amount of the 2009 Notes, the 2011 Notes and the 2016 Notes shall be payable upon declaration of acceleration pursuant to Section 5.2 of the Indenture; and

(p)           The other terms and conditions of the 2009 Notes, the 2011 Notes and the 2016 Notes shall be substantially as set forth in the Indenture and in the Prospectus and the Prospectus Supplement relating to the 2009 Notes, the 2011 Notes and the 2016 Notes.

4.             The forms of the 2009 Notes, the 2011 Notes and the 2016 Notes shall be substantially as attached hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively.

5.             The price at which the 2009 Notes shall be sold by the Corporation to the Underwriters pursuant to the Pricing Agreement shall be 99.500% of the principal amount thereof, plus accrued interest, if any, from May 12, 2006 to the time of delivery of the 2009 Notes.

6.             The price at which the 2011 Notes shall be sold by the Corporation to the Underwriters pursuant to the Pricing Agreement shall be 99.585% of the principal amount thereof, plus accrued interest, if any, from May 12, 2006 to the time of delivery of the 2011 Notes.

7.             The price at which the 2016 Notes shall be sold by the Corporation to the Underwriters pursuant to the Pricing Agreement shall be 99.460% of the principal amount thereof, plus accrued interest, if any, from May 12, 2006 to the time of delivery of the 2016 Notes.

8.             The 2009 Notes initially will be offered to the public by the Underwriters at 99.750% of the principal amount thereof, plus accrued interest, if any, from May 12, 2006 to the time of delivery of the 2009 Notes.

9.             The 2011 Notes initially will be offered to the public by the Underwriters at 99.935% of the principal amount thereof, plus accrued interest, if any, from May 12, 2006 to the time of delivery of the 2011 Notes.

10.           The 2016 Notes initially will be offered to the public by the Underwriters at 99.910% of the principal amount thereof, plus accrued interest, if any, from May 12, 2006 to the time of delivery of the 2016 Notes.

11.           The execution and delivery of the Pricing Agreement, dated May 9, 2006, and substantially in the form attached hereto as Exhibit B, is hereby approved.

12.           Subject to the provisions of the Indenture, any officer of the Corporation is hereby authorized and empowered to execute the 2009 Notes, the 2011 Notes and the 2016 Notes of the Corporation in the forms he or she deems appropriate, and to deliver such Notes to the Trustee with a written order directing the Trustee to have the Notes authenticated and delivered to such persons as such officer designates.

13.           J.P. Morgan Trust Company, National Association, successor in interest to Bank One Trust Company, N.A. is hereby designated and appointed as Paying Agent and Securities Registrar with respect to the 2009 Notes, the 2011 Notes and the 2016 Notes.

* * * * *

Dated: May 9, 2006

Authorized Officers of
Abbott Laboratories

	By	/s/ Robert E. Funck
	Name:	Robert E. Funck
	Title:	Vice President and Treasurer

	By	/s/ Thomas C. Freyman
	Name:	Thomas C. Freyman
	Title:	Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT A-1

ABBOTT LABORATORIES

5.375% Note Due 2009

No.	$

CUSIP No. 002824 AR 1

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of
($                   ) on May 15, 2009 and to pay interest thereon from May 12, 2006 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on May 15 and November 15 in each year, commencing November 15, 2006, at the rate of 5.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 9, 2001, as supplemented by a Supplemental Indenture, dated February 27, 2006 (herein called the “Indenture”), between the Company and J.P. Morgan Trust Company, National Association, successor in interest to Bank One Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited initially in aggregate principal amount to $500,000,000.

Abbott may redeem the Securities of this series, at any time in whole or from time to time in part, at a redemption price equal to (1) the greater of (y) 100% of the principal amount of any Security of this series being redeemed or (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield (as defined below) plus 10 basis points, plus (2) in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of any Security of this series being redeemed.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Securities of this series held by such Holder to be redeemed.

The Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date. If less than all of the Securities of this series are to be redeemed, the Trustee shall select which Securities are to be redeemed in a manner it deems to be fair and appropriate.

“Treasury Yield” means, with respect to any Securities being redeemed, the yield to maturity implied by (i) the yields reported as of the third business day prior to the redemption date, on (a) the Bloomberg Financial Markets News screen PX1 or the equivalent screen provided by Bloomberg Financial Markets News, or (b) if such on-line market data is not at that time provided by Bloomberg Financial Markets News, on the display designated as “Page 500” on the Moneyline Telerate service (or such other display as may replace Page 500 on the Moneyline Telerate service), in any case for actively traded U.S. Treasury securities having a maturity equal to the remaining term of those Securities as of the redemption date, or (ii) if such yields are not reported at that time or the yields reported as of that time are not ascertainable (including by way of interpolation), the Treasury constant maturities yields reported, for the latest day for which such yields have been so reported at that time, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of those Securities as of such redemption date. Such implied yield will be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the remaining term of those Securities and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the remaining term of those Securities.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

*     *     *

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: May 12, 2006

ABBOTT LABORATORIES

By:
	Name:	Robert E. Funck
	Title:	Vice President and Treasurer

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
J.P. Morgan Trust Company, N.A., successor in
interest to Bank One Trust Company, N.A.,
as Trustee, certifies that this is one of the
Securities referred to in the within-mentioned
Indenture.

By
Authorized Signature

EXHIBIT A-2

ABBOTT LABORATORIES

5.600% Note Due 2011

No.	$

CUSIP No. 002824 AS 9

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of
($                   ) on May 15, 2011 and to pay interest thereon from May 12, 2006 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on May 15 and November 15 in each year, commencing November 15, 2006, at the rate of 5.600% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 9, 2001, as supplemented by a Supplemental Indenture, dated February 27, 2006 (herein called the “Indenture”), between the Company and J.P. Morgan Trust Company, National Association, successor in interest to Bank One Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited initially in aggregate principal amount to $1,500,000,000.

Abbott may redeem the Securities of this series, at any time in whole or from time to time in part, at a redemption price equal to (1) the greater of (y) 100% of the principal amount of any Security of this series being redeemed or (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield (as defined below) plus 12.5 basis points, plus (2) in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of any Security of this series being redeemed.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Securities of this series held by such Holder to be redeemed.

The Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date. If less than all of the Securities of this series are to be redeemed, the Trustee shall select which Securities are to be redeemed in a manner it deems to be fair and appropriate.

“Treasury Yield” means, with respect to any Securities being redeemed, the yield to maturity implied by (i) the yields reported as of the third business day prior to the redemption date, on (a) the Bloomberg Financial Markets News screen PX1 or the equivalent screen provided by Bloomberg Financial Markets News, or (b) if such on-line market data is not at that time provided by Bloomberg Financial Markets News, on the display designated as “Page 500” on the Moneyline Telerate service (or such other display as may replace Page 500 on the Moneyline Telerate service), in any case for actively traded U.S. Treasury securities having a maturity equal to the remaining term of those Securities as of the redemption date, or (ii) if such yields are not reported at that time or the yields reported as of that time are not ascertainable (including by way of interpolation), the Treasury constant maturities yields reported, for the latest day for which such yields have been so reported at that time, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of those Securities as of such redemption date. Such implied yield will be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the remaining term of those Securities and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the remaining term of those Securities.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

*     *     *

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: May 12, 2006

ABBOTT LABORATORIES

By:
	Name:	Robert E. Funck
	Title:	Vice President and Treasurer

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

J.P. Morgan Trust Company, N.A., successor in
interest to Bank One Trust Company, N.A.,
as Trustee, certifies that this is one of the
Securities referred to in the within-mentioned
Indenture.

By
Authorized Signature

EXHIBIT A-3

ABBOTT LABORATORIES

5.875% Note Due 2016

No.	$

CUSIP No. 002824 AT 7

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of
($                   ) on May 15, 2016 and to pay interest thereon from May 12, 2006 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on May 15 and November 15 in each year, commencing November 15, 2006, at the rate of 5.875% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 9, 2001, as supplemented by a Supplemental Indenture, dated February 27, 2006 (herein called the “Indenture”), between the Company and J.P. Morgan Trust Company, National Association, successor in interest to Bank One Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited initially in aggregate principal amount to $2,000,000,000.

Abbott may redeem the Securities of this series, at any time in whole or from time to time in part, at a redemption price equal to (1) the greater of (y) 100% of the principal amount of any Security of this series being redeemed or (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield (as defined below) plus 15 basis points, plus (2) in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of any Security of this series being redeemed.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the redemption date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the redemption price and the principal amount of the Securities of this series held by such Holder to be redeemed.

The Company will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their redemption date. If less than all of the Securities of this series are to be redeemed, the Trustee shall select which Securities are to be redeemed in a manner it deems to be fair and appropriate.

“Treasury Yield” means, with respect to any Securities being redeemed, the yield to maturity implied by (i) the yields reported as of the third business day prior to the redemption date, on (a) the Bloomberg Financial Markets News screen PX1 or the equivalent screen provided by Bloomberg Financial Markets News, or (b) if such on-line market data is not at that time provided by Bloomberg Financial Markets News, on the display designated as “Page 500” on the Moneyline Telerate service (or such other display as may replace Page 500 on the Moneyline Telerate service), in any case for actively traded U.S. Treasury securities having a maturity equal to the remaining term of those Securities as of the redemption date, or (ii) if such yields are not reported at that time or the yields reported as of that time are not ascertainable (including by way of interpolation), the Treasury constant maturities yields reported, for the latest day for which such yields have been so reported at that time, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of those Securities as of such redemption date. Such implied yield will be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the remaining term of those Securities and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the remaining term of those Securities.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

*     *     *

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: May 12, 2006

ABBOTT LABORATORIES

By:
	Name:	Robert E. Funck
	Title:	Vice President and Treasurer

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

J.P. Morgan Trust Company, N.A., successor in
interest to Bank One Trust Company, N.A.,
as Trustee, certifies that this is one of the
Securities referred to in the within-mentioned
Indenture.

By
Authorized Signature

EXHIBIT B

Pricing Agreement

ABN AMRO Incorporated
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
As Representative of the several
Underwriters named in Schedule I hereto
c/o	ABN AMRO Incorporated
55 East 52nd Street
6th Floor
New York, New York 10055

May 9, 2006

Ladies and Gentlemen:

Abbott Laboratories, an Illinois corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated May 9, 2006 (the “Underwriting Agreement”), between the Company and the Representatives of the several Underwriters to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the 5.375% Notes due May 15, 2009 (the “Notes due 2009”) specified in Schedule II-A hereto, the 5.600% Notes due May 15, 2011 (the “Notes due 2011”) specified in Schedule II-B hereto and the 5.875% Notes due May 15, 2016 (the “Notes due 2016”) specified in Schedule II-C hereto (collectively, the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 10 of the Underwriting Agreement and the address of the Representatives referred to in such Section 10 are set forth at the end of Schedule II-A,

Schedule II-B and Schedule II-C hereto. The Permitted Free Writing Prospectuses relating to the Designated Securities are attached hereto as Schedule III-A, Schedule III-B and Schedule III-C.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II-A, Schedule II-B and Schedule II-C hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,

Abbott Laboratories

By:
Name:
Title:

Accepted as of the date hereof:

ABN AMRO Incorporated

By:
Name:	Paul Hatton
Title:	Managing Director

On behalf of each of the Underwriters

SCHEDULE I

Underwriters:	Principal Amount of Notes due 2009 to be Purchased	Principal Amount of Notes due 2011 to be Purchased	Principal Amount of Notes due 2016 to be Purchased

ABN AMRO Incorporated	$129,999,950	$389,999,850	$519,999,800
Banc of America Securities LLC	$90,000,000	$270,000,000	$360,000,000
J.P. Morgan Securities Inc.	$90,000,000	$270,000,000	$360,000,000
Morgan Stanley & Co. Incorporated	$90,000,000	$270,000,000	$360,000,000
Citigroup Global Markets Inc.	$17,043,950	$51,131,850	$68,175,800
BNP Paribas Securities Corp	$13,049,250	$39,147,750	$52,197,000
Wachovia Capital Markets, LLC	$13,049,250	$39,147,750	$52,197,000
Mitsubishi UFJ Securities International plc	$10,652,450	$31,957,350	$42,609,800
SG Americas Securities, LLC	$10,652,450	$31,957,350	$42,609,800
The Williams Capital Group, L.P.	$7,641,500	$22,924,500	$30,566,000
Banca Caboto S.p.A.	$6,141,500	$18,424,500	$24,566,000
Harris Nesbit Corp.	$6,141,500	$18,424,500	$24,566,000
Deutsche Bank Securities Inc.	$6,141,500	$18,424,500	$24,566,000
Goldman, Sachs & Co.	$6,141,500	$18,424,500	$24,566,000
Standard Chartered Bank.	$3,345,200	$10,035,600	$13,380,800
Total	$500,000,000	$1,500,000,000	$2,000,000,000

SCHEDULE II-A

Title of Notes due 2009:

5.375% Notes due May 15, 2009

Aggregate principal amount:

$500,000,000

Pricing Effective Time:

3:50 p.m., New York City time, May 9, 2006

Price to Public:

99.750% of the principal amount of the Notes due 2009, plus accrued interest, if any from May 12, 2006

Purchase Price by Underwriters:

99.500% of the principal amount of the Notes due 2009, plus accrued interest, if any from May 12, 2006

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a supplemental indenture, dated as of February 27, 2006, between the Company and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as Trustee

Maturity:

May 15, 2009

Interest Rate:

5.375%

Interest Payment Dates:

Semiannually on May 15 and November 15, commencing November 15, 2006

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2009

Time of Delivery:

May 12, 2006

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

ABN AMRO Incorporated

Address for Notices, etc.:

ABN AMRO Incorporated

55 East 52nd Street

6th Floor

New York, New York 10055

SCHEDULE II-B

Title of Notes due 2011:

5.600% Notes due May 15, 2011

Aggregate principal amount:

$1,500,000,000

Pricing Effective Time:

3:50 p.m., New York City time, May 9, 2006

Price to Public:

99.935% of the principal amount of the Notes due 2011, plus accrued interest, if any from May 12, 2006

Purchase Price by Underwriters:

99.585% of the principal amount of the Notes due 2011, plus accrued interest, if any from May 12, 2006

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a supplemental indenture, dated as of February 27, 2006, between the Company and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as Trustee

Maturity:

May 15, 2011

Interest Rate:

5.600%

Interest Payment Dates:

Semiannually on May 15 and November 15, commencing November 15, 2006

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2011

Time of Delivery:

May 12, 2006

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

ABN AMRO Incorporated

Address for Notices, etc.:

ABN AMRO Incorporated

55 East 52nd Street

6th Floor

New York, New York 10055

SCHEDULE II-C

Title of Notes due 2016:

5.875% Notes due May 15, 2016

Aggregate principal amount:

$2,000,000,000

Pricing Effective Time:

3:50 p.m., New York City time, May 9, 2006

Price to Public:

99.910% of the principal amount of the Notes due 2016, plus accrued interest, if any from May 12, 2006

Purchase Price by Underwriters:

99.460% of the principal amount of the Notes due 2016, plus accrued interest, if any from May 12, 2006

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a supplemental indenture, dated as of February 27, 2006, between the Company and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as Trustee

Maturity:

May 15, 2016

Interest Rate:

5.875%

Interest Payment Dates:

Semiannually on May 15 and November 15, commencing November 15, 2006

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2016

Time of Delivery:

May 12, 2006

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

ABN AMRO Incorporated

Address for Notices, etc.:

ABN AMRO Incorporated

55 East 52nd Street

6th Floor

New York, New York 10055

SCHEDULE III-A

FINAL TERM SHEET

5.375% NOTES DUE 2009

Issuer:	Abbott Laboratories

Size:	$500,000,000

Security Type:	5.375% Notes due 2009

Coupon:	5.375%

Maturity:	May 15, 2009

Price:	99.750%

Yield:	5.466%

Spread:	Plus 0.48%

Benchmark Treasury:	4.500% due February 15, 2009

Treasury Spot:	4.986%

Coupon Dates:	Semiannually on May 15 and November 15

First Coupon:	November 15, 2006

Settlement:	May 12, 2006

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 10 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824 AR 1

Joint Bookrunning Managers:	ABN AMRO Incorporated Banc of America Securities LLC

JPMorgan Morgan Stanley

Senior Co-Managers:	Citigroup BNP PARIBAS Wachovia Securities

Co-Managers:	Mitsubishi UFJ Securities SOCIETE GENERALE The Williams Capital Group, L.P. Caboto Deutsche Bank Securities Goldman, Sachs & Co. Harris Nesbit SCB

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-226-3756.

SCHEDULE III-B

FINAL TERM SHEET

5.600% NOTES DUE 2011

Issuer:	Abbott Laboratories

Size:	$1,500,000,000

Security Type:	5.600% Notes due 2011

Coupon:	5.600%

Maturity:	May 15, 2011

Price:	99.935%

Yield:	5.615%

Spread:	Plus 0.60%

Benchmark Treasury:	4.875% due April 30, 2011

Treasury Spot:	5.015%

Coupon Dates:	Semiannually on May 15 and November 15

First Coupon:	November 15, 2006

Settlement:	May 12, 2006

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 12.5 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824 AS 9

Joint Bookrunning Managers:	ABN AMRO Incorporated

Banc of America Securities LLC JPMorgan Morgan Stanley

Senior Co-Managers:	Citigroup BNP PARIBAS Wachovia Securities

Co-Managers:	Mitsubishi UFJ Securities SOCIETE GENERALE The Williams Capital Group, L.P. Caboto Deutsche Bank Securities Goldman, Sachs & Co. Harris Nesbit SCB

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-226-3756.

SCHEDULE III-C

FINAL TERM SHEET

5.875% NOTES DUE 2016

Issuer:	Abbott Laboratories

Size:	$2,000,000,000

Security Type:	5.875% Notes due 2016

Coupon:	5.875%

Maturity:	May 15, 2016

Price:	99.910%

Yield:	5.887%

Spread:	Plus 0.76%

Benchmark Treasury:	4.500% due February 15, 2016

Treasury Spot:	5.127%

Coupon Dates:	Semiannually on May 15 and November 15

First Coupon:	November 15, 2006

Settlement:	May 12, 2006

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 15 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824 AT 7

Joint Bookrunning Managers:	ABN AMRO Incorporated

Banc of America Securities LLC JPMorgan Morgan Stanley

Senior Co-Managers:	Citigroup BNP PARIBAS Wachovia Securities

Co-Managers:	Mitsubishi UFJ Securities SOCIETE GENERALE The Williams Capital Group, L.P. Caboto Deutsche Bank Securities Goldman, Sachs & Co. Harris Nesbit SCB

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-226-3756.